UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2008

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6464 185th Avenue NE, Suite 101, Redmond, WA 98052

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 881-6444

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Reference is hereby made to both the Registration Statement on Form 8-A filed by Data I/O Corporation (the “Corporation”) with the Securities and Exchange Commission (the “SEC”) on March 13, 1998 (the “Registration Statement”), relating to the Rights Agreement between the Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”), dated as of April 4, 1998 (the “Rights Agreement”), and the amendment to the Registration Statement on Form 8-A/A filed by the Corporation with the SEC on February 12, 1999 (the “Amendment to the Registration Statement”), relating to Amendment No. 1 to the Rights Agreement between the Corporation and the Rights Agent dated as of February 10, 1999 (“Amendment No. 1”). The Registration Statement on Form 8-A and the Amendment to the Registration Statement on Form 8-A/A are incorporated herein by reference.

The Board of Directors of the Corporation has approved and authorized the officers of the Corporation to enter into an amendment extending the “Final Expiration Date” to April 4, 2018 from April 4, 2008 together with such other modifications to effect the extension (“Amendment No. 2”).  Amendment No. 2 was effective April 3, 2008.

The Rights Agreement, Amendment No. 1 and Amendment No. 2 are filed as exhibits and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Rights Agreement, as amended by Amendment No. 1 and Amendment No. 2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

4.1

Rights Agreement, dated as of April 4, 1998, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.), which includes: as Exhibit A thereto, the Form of Right Certificate; and, as Exhibit B thereto, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A Registration Statement as filed on March 13, 1998).

4.2

Amendment No. 1 to Rights Agreement, dated as of February 10, 1999, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A/A Amendment to the Registration Statement as filed on February 12, 1999).

4.3	Amendment No. 2 to Rights Agreement, dated as of April 3, 2008, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation
Date: April 3, 2008	By:	/s/ Joel S. Hatlen
Name: Joel S. Hatlen
Title: Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Rights Agreement, dated as of April 4, 1998, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.), which includes: as Exhibit A thereto, the Form of Right Certificate; and, as Exhibit B thereto, the Summary of Rights to Purchase Series A Junior Participating Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A Registration Statement as filed on March 13, 1998).

4.2

Amendment No. 1 to Rights Agreement, dated as of February 10, 1999, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.) (incorporated herein by reference to Exhibit 4.1 of Data I/O Corporation’s Form 8-A/A Amendment to the Registration Statement as filed on February 12, 1999).

4.3	Amendment No. 2 to Rights Agreement, dated as of April 3, 2008, between Data I/O Corporation and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.).

EXHIBIT 4.3

AMENDMENT NO. 2 TO RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO RIGHTS AGREEMENT (“Amendment No. 2”) is dated as of the April 3, 2008 between Data I/O Corporation, a Washington corporation (the “Corporation”), and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Corporation and the Rights Agent entered into a Rights Agreement dated as of April 4, 1998 (“Rights Agreement”);

WHEREAS, the Corporation and the Rights Agent amended the Rights Agreement effective February 10, 1999 (“Amendment No. 1”);

WHEREAS, the Corporation and the Rights Agent desire to further amend the Rights Agreement on the terms and conditions set forth below;

WHEREAS, the Corporation hereby certifies to the Rights Agent that this Amendment No. 2 is in compliance with the terms of Section 25.2 of the Rights Agreement;

WHEREAS, the Board of Directors of the Corporation has approved and authorized the officers of the Corporation to enter into an amendment extending the Final Expiration Date to April 4, 2018 from April 4, 2008 together with such other modifications to effect the extension; and

WHEREAS, capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Rights Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement, Amendment No. 1 and this Amendment No. 2, the parties hereby agree as follows:

1.    Amendment to Name. The Rights Agreement is hereby amended by deleting the term “ChaseMellon Shareholder Services, L.L.C.” in each instance and replacing it with the term “Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, L.L.C.)”.

2.    Amendment to Section 1.8. Section 1.8 of the Rights Agreement is hereby amended by adding the terms “or in the State of New Jersey” immediately following the terms “in the State of New York” and immediately preceding the terms “are obligated by law”.

3.    Amendment to Section 3.1. Section 3.1 of the Rights Agreement is hereby amended by adding the following two sentences to the end of such Section:

“The Corporation shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Corporation shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.”

4.    Amendment to Section 3.3. Section 3.3 of the Rights Agreement is hereby amended by deleting the terms “the following legend” from the first sentence of such Section and replacing it with the terms “a legend in substantially the following form”.

5.    Amendment to Section 5.2. Section 5.2 of the Rights Agreement is hereby amended by adding the terms “of notice to that effect” immediately following the terms “and receipt by the Rights Agent” and immediately preceding the terms “of a list of record holders” in the first paragraph of such Section.

6.    Amendment to Section 6.1. Section 6.1 of the Rights Agreement is hereby amended by adding the following sentence immediately following the second sentence of such Section:

“The Right Certificates are transferable only on the registry books of the Rights Agent.”

Section 6.1 of the Rights Agreement is hereby further amended by adding the terms “or the Rights Agent” immediately following the terms “The Corporation” and immediately preceding the terms “may require payment of a sum sufficient” in the penultimate sentence of such Section.

Section 6.1 of the Rights Agreement is hereby further amended by adding the following sentence immediately following the last sentence of such Section:

“The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that any such tax or governmental charge has been paid.”

7.    Amendment to Section 7.1. Section 7.1 of the Rights Agreement is hereby amended by deleting the term “April 4, 2008” immediately preceding the defined term (the “Final Expiration Date”) in such Section, and replacing it with the term “April 4, 2018”.

8.    Amendment to Section 7.6. Section 7.6 of the Rights Agreement is hereby amended by adding the following sentence immediately following the second sentence of such Section:

“The Corporation shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.”

9.    Amendment to Section 9.4. Section 9.4 of the Rights Agreement is hereby amended by adding “or the Rights Agent’s” immediately following the terms “established to the Corporation’s” and immediately preceding the terms “reasonable satisfaction” in the final sentence of such Section.

10.  Amendment to Section 11.8. Section 11.8 of the Rights Agreement is hereby amended by adding “(with prompt written notice to the Rights Agent)” immediately following the terms “make a public announcement” and immediately preceding the terms “of its election to adjust” in the fourth sentence of such Section.

11.  Amendment to Section 11.11. Section 11.11 of the Rights Agreement is hereby amended by adding “(with prompt written notice to the Rights Agent)” immediately following the terms “Corporation may elect to defer” and immediately preceding the terms “until the occurrence of such event” in the first sentence of such Section.

12.  Amendment to Section 12. Section 12 of the Rights Agreement is hereby amended and restated as follows:

“Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) as provided in Section 11 or Section 13 hereof, the Corporation shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief reasonably, detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent, and with each transfer agent for the Common Stock and the Preferred Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25.1 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such certificate.”

13.  Amendment to Section 14.4. Section 14.4 of the Rights Agreement is hereby amended by deleting the second sentence of Section 14.4 and replacing it with the following sentences:

“Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Corporation shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.”

14.  Amendment to Section 15.1. Section 15.1 of the Rights Agreement is hereby amended by deleting the terms “under Section 18 hereof” in the first sentence of such Section and replacing it with the term “herein”. Section 15.1 of the Rights Agreement is hereby further amended by inserting the terms “by the Corporation” immediately following the terms “for any breach of this Agreement” and immediately following the terms “against actual or threatened violations” in the penultimate sentence of such Section.

15.  Amendment to Section 18.1. Section 18.1 of the Rights Agreement is hereby amended and restated as follows:

“The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Corporation. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.”

16.  Amendment to Section 18.2. Section 18.2 of the Rights Agreement is hereby amended by adding “and the exercise and performance of its duties hereunder” immediately following the terms “acceptance and administration of this Agreement” and immediately preceding the terms “in reliance upon any Right Certificate” in the first sentence of such Section.

17.  Amendment to Section 20.2. Section 20.2 of the Rights Agreement is hereby amended by adding “or an employee of the Rights Agent” immediately following the terms “legal counsel for the Corporation” and immediately preceding the terms “, and the advice or opinion of such counsel”. Section 20.2 of the Rights Agreement is hereby further amended by deleting the terms “in good faith” from such Section.

18.  Amendment to Section 20.3. Section 20.3 of the Rights Agreement is hereby amended by adding “and complete” immediately following the terms “shall be full” and immediately preceding the terms “authorization and protection”. Section 20.3 of the Rights Agreement is hereby further amended by deleting the terms “in good faith” from such Section.

19.  Amendment to Section 20.4. Section 20.4 of the Rights Agreement is hereby amended and restated as follows:

“The Rights Agent shall be liable hereunder to the Corporation and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Corporation to the Rights Agent.”

20.  Amendment to Section 20.8. Section 20.8 of the Rights Agreement is hereby amended by deleting the terms “in good faith” from the first sentence of such Section. Section 20.8 of the Rights Agreement is hereby further amended by adding the term “, suffered” immediately following the terms “any action proposed to be taken” and immediately preceding the terms “or omitted by the Rights Agent” in the penultimate sentence of such Section. Section 20.8 of the Rights Agreement is hereby further amended by adding the term “or” immediately following the terms “action shall be taken or suffered” and immediately preceding the terms “such omission shall be effective” in the penultimate sentence of such Section. Section 20.8 of the Rights Agreement is hereby further amended by adding the terms “, suffering or omitting” immediately following the terms “prior to taking” and immediately preceding the terms “any such action” in the last sentence of such Section.

21.  Amendment to Section 20.9. Section 20.9 of the Rights Agreement is hereby amended by deleting the term “it” from the first sentence such Section and replacing such term with the term “the Rights Agent”. Section 20.9 of the Rights Agreement is hereby further amended by inserting the terms “or any such stockholder, affiliate, director, officer or employee” immediately following the terms “shall preclude the Rights Agent” and immediately preceding the terms “from acting in any other capacity” in the last sentence of such Section.

22.  Amendment to Section 20.10. Section 20.10 of the Rights Agreement is hereby amended by inserting the terms “(through its directors, officers or employees)” immediately following the terms “any duty hereunder either itself” and immediately preceding the terms “or by or through its attorneys or agents”. Section 20.10 of the Rights Agreement is hereby further amended by inserting the terms “(which gross negligence, bad faith or willful misconduct must be determined by a final order, judgment, decree or ruling of a court of competent jurisdiction)” immediately preceding the period at the end of such Section.

23.  Amendment to Section 21. Section 21 of the Rights Agreement is hereby amended by inserting the terms “known to the Rights Agent” immediately following the terms “the Common Stock or Preferred Stock” and immediately preceding the terms “by registered or certified mail” in the first sentence of such Section.

24.  Amendment to Section 23.3. Section 23.3 of the Rights Agreement is hereby amended by inserting the terms “(with prompt written notice thereof to the Rights Agent)” immediately following the terms “in accordance with this Agreement” and immediately preceding the terms “and (ii) mailing payment”.

25.  Amendment to Section 24.2. Section 24.2 of the Rights Agreement is hereby amended by inserting the terms “the Rights Agent and to” immediately following the terms “thereafter give to” and immediately preceding the terms “each holder of a Right Certificate”.

26.  Amendment to Section 25.1.1. Section 25.1.1 of the Rights Agreement is hereby amended by deleting the Notices address and replacing it with the following address:

Data I/O Corporation

6464 185th Ave. NE, Suite 101

Redmond, WA 98052

27.  Amendment to Section 25.1.2. Section 25.1.2 of the Rights Agreement is hereby amended by deleting the Notices address and replacing it with the following address:

Mellon Investor Services LLC

480 Washington Blvd

Jersey City, NJ 07310

Attention: Relationship Manager

With a copy to:

Mellon Investor Services LLC

480 Washington Blvd

Jersey City, NJ 07310

Attention: General Counsel

28.  Amendment to Section 25.2. Section 25.2 of the Rights Agreement is hereby amended by deleting the last sentence of such Section and replacing it as follows:

“This Agreement shall not be amended, without the prior written consent of the Rights Agent, in any manner that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.”

29.  Amendment to Section 25.3. Section 25.3 of the Rights Agreement is hereby amended by inserting the terms “and calculations” immediately following the terms “make all determinations” and immediately preceding the terms “deemed necessary or advisable” in the first sentence of such Section.

30.  Amendment to Exhibit A. Exhibit A to the Rights Agreement is hereby amended by deleting the term “April 4, 2008” in each place in which such term appears in Exhibit A, and replacing it with the term “April 4, 2018”. Exhibit A to the Rights Agreement is hereby further amended by deleting the Signature Guaranteed in each place and replacing it with the following language:

“Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.”

31.  Amendment to Exhibit B. Exhibit B to the Rights Agreement is hereby amended by deleting the term “April 4, 2008” in each place in which such term appears in Exhibit B, and replacing it with the term “April 4, 2018”.

32.  Other Terms Unchanged. This Amendment No. 2 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

33.  Severability. If any term, provision, covenant or restriction of this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 2 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

34.  Governing Law. This Amendment No. 2 shall be deemed to be a contract made under the laws of the State of Washington and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; except that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed and construed in accordance with the laws of the State of New York applicable to contracts to be made and performed entirely within such State.

35.  Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 2 are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and attested as of the date set forth above. This Amendment No. 2 may be executed by facsimile and may be executed in one or more counterparts, each of which shall be deemed to be an original for all purposes and all of which together shall constitute one and the same instrument.

DATA I/O CORPORATION

By: /s/ Joel S. Hatlen

Name: Joel S. Hatlen Title: Vice President, Chief Financial Officer

MELLON INVESTOR SERVICES LLC, as Rights Agent

By: /s/ Dianna L. Rausch

Name: Dianna L. Rausch Title: Vice President, Relationship Manager